ABSOLUTE STRATEGIES FUND (the "Fund")

Supplement dated May 11, 2018 to the Prospectus dated August 1, 2017, as supplemented

1.
The paragraph entitled "Subadvisers" in the sub-section entitled "Investment Adviser" in the section entitled "Management" on page 14 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. Harvest Capital Strategies LLC; St. James Investment Company, LLC; and Tortoise Capital Advisors, L.L.C. are the Subadvisers to the Fund.

2.
The table and paragraphs that follow the table in the sub-section entitled "The Adviser and Subadvisers" in the section entitled "Management" beginning on page 34 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Subadviser	Investment Strategy
Harvest Capital Strategies LLC 600 Montgomery Street, Suite 1700 San Francisco, CA 94111	Agriculture Focused Long/Short Equity
St. James Investment Company, LLC 3838 Oak Lawn Avenue, Suite 1414 Dallas, TX 75219	Concentrated Equity
Tortoise Capital Advisors, L.L.C. 11550 Ash Street, Suite 300 Leawood, KS 66211	Select Energy Opportunity

Harvest Capital Strategies LLC was founded in 1999 and provides investment advisory services for other pooled investment vehicles and separately managed accounts.
St. James Investment Company, LLC was founded in 1999 and manages assets for institutional clients, high-net worth individuals and mutual funds.
Tortoise Capital Advisors, L.L.C. was founded in 2002 and provides investment advisory services for separately managed accounts, private funds and other pooled investment vehicles.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the "SEC"), Absolute, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders ("Exemptive Relief"). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.
* * *
For more information, please contact Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE STRATEGIES FUND (the "Fund")

Supplement dated May 11, 2018 to the Statement of Additional Information ("SAI") dated
August 1, 2017, as supplemented

1.	In the "Key Defined Terms" section on page 1 of the SAI, the definition of "Subadviser" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Harvest Capital Strategies LLC; St. James Investment Company, LLC; and Tortoise Capital Advisors, L.L.C., the Fund's subadvisers.

2.
The table entitled "Ownership of Adviser and Subadvisers" in the sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" on pg. 35 of the SAI is hereby deleted in its entirety and replaced with the following:

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None
Subadvisers	Controlling Persons/Entities
Harvest Capital Strategies LLC	Joseph A. Jolson and JMP Group LLC
St. James Investment Company, L.L.C.	Robert J. Mark
Tortoise Capital Advisors, L.L.C.	Lovell Minnick Partners LLC

* * *
For more information, please contact a Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.
1